Exhibit 99.1

                       Term Sheet Dated April 2, 2002
         Which Was First Distributed to Investors on April 3, 2002



                                                        April 2, 2002


                               $1,114,586,000
                               (Approximate)
                       GSR Mortgage Loan Trust 2002-2
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2002-2

Overview of the Certificates


To the Adjustment Date on the Senior Certificates and to a 10% Cleanup Call on the Subordinate Certificates:



-------------- ------------      ----------------- --------- --------- --------- ------------------ ------------ --------------
                                                              Initial  Estimated
               Approximate                         Expected    Pass-     Avg.        Principal
                Principal            Collateral     Credit    Through    Life     Payment. Window    Expected    Stated Final
Certificates     Balance               Group        Support   Rate (2) (yrs)(3)      (dates) (3)       Ratings      Maturity
-------------- ------------      ----------------- --------- --------- --------- ------------------ ------------ --------------
Class A1-A     $144,034,000          Group I          3.00%               0.300    05/02 - 11/02      Aaa/AAA    Mar 2032 (4)
Class A1-B     $199,714,000          Group I          3.00%               1.000    11/02 - 10/03      Aaa/AAA    Mar 2032 (4)
Class A1-C     $424,906,000          Group I          3.00%               2.918    10/03 - 07/06      Aaa/AAA      Mar 2032
Class A1-D     $186,927,000          Group I          3.00%               4.250    07/06 - 07/06      Aaa/AAA      Mar 2032
Class A2       $132,094,000          Group II         3.00%               2.612    05/02 - 06/07      Aaa/AAA      Mar 2032
Class X1       $955,581,000(1)       Group I          3.00%                 N/A         N/A           Aaa/AAA      Mar 2032
Class X2       $132,094,000(1)       Group II         3.00%                 N/A         N/A           Aaa/AAA      Mar 2032
Class B1       $ 12,895,000        Groups I & II      1.85%               5.126    05/02 - 11/09      Aa2/AA       Mar 2032
Class B2       $  8,970,000        Groups I & II      1.05%               5.126    05/02 - 11/09       A2/A        Mar 2032
Class B3       $  5,046,000        Groups I & II      0.60%               5.126    05/02 - 11/09     Baa2/BBB      Mar 2032
   Total     $1,114,586,000
-------------- ------------      ----------------- --------- --------- --------- ------------------ ------------ --------------


(1) Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Class X1 and Class X2 Certificates.
(3) Assuming payment based on a pricing speed of 25% CPR.
(4) Expected Legal Final Maturity to be July 2006 or 51 months.
Selected Mortgage Pool Data


-------------------------------------------- ----------------- ---------------- ------------------------
                                                 Group I          Group II               Total
-------------------------------------------- ----------------- ---------------- ------------------------
Scheduled Principal Balance:                     $985,135,109     $136,180,090           $1,121,315,199
Number of Mortgage Loans:                               2,117              289                    2,406
Average Scheduled Principal Balance:                 $465,345         $471,211                 $466,050
Weighted Average Gross Coupon:                          7.04%            7.81%                    7.13%
Weighted Average Net Coupon:                            6.78%            7.55%                    6.87%
Weighted Average Stated Remaining Term:                   327              338                      329
Weighted Average Seasoning:                                32               20                       30
Weighted Average Amortized Current LTV Ratio:           68.8%            73.0%                    69.3%
Weighted Average Months to Roll:                           51               65                       53
Weighted Average Margin:                                2.74%            2.66%                    2.73%
-------------------------------------------- ----------------- ---------------- ------------------------

Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America")
|X|  The Mortgage Loans will be serviced by Bank of America
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A1-A, Class A1-B, Class A1-C, Class A1-D and Class A2 Certificates is 3.00% in the form of subordination.
|X| Goldman Sachs Mitsui Marine Derivative Products ("GSMMDP") will write puts on the Class A1-A and Class A1-B for the benefit of the securitization trust, such that investors in those classes may put such securities at par to GSMMDP at the exercise date in July 2006.
|X| The Deal will be modeled on Intex as "GSR0202" and on Bloomberg as "GSR 02-2."
|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 2, 2002

Time Table

Expected Settlement:                On or before April 25th, 2002
Cut-off Date:                       April 1st, 2002
Pricing Date:                       On or before April 10th, 2002
First Distribution Date:            May 25th, 2002

 Key Terms

 Depositor:                         GS Mortgage Securities Corp.
Servicers:                          Bank of America
 Trustee:                           TBD
Custodian:                          The Chase Manhattan Bank
Servicing Fee:                      25 bps
Trustee Fee:                        0.75 bps
Distribution Date:                  25th day of the month or the
                                    following Business Day
Record Date:                        For any Distribution Date, the
                                    last day of the preceding calendar
                                    month, except for the Class A1-A and
                                    Class A1-B Certificates, for which the
                                    Record Date is the day preceding the
                                    Distribution Date
Delay Days:                         24 day delay on all Certificates
                                    except for the Class A1-A and Class
                                    A1-B Certificates for which interest
                                    will accrue from each Distribution Date
                                    (or, April 25th, in the case of the
                                    first interest accrual period) through
                                    the day preceding the following
                                    Distribution Date
Prepayment Assumption:              25% CPR on Group I and Group II
Interest Accrual:                   On a 30/360 basis, from the
                                    1st to the 30th of the month preceding
                                    the month of each Distribution Date,
                                    except for the A1-A Class and A1-B
                                    Class, which accrues from the 25th to,
                                    but not including, the 25th of each
                                    month
Servicer Advancing:                 Yes as to principal and interest, subject
                                    to recoverability
Compensating Interest:              Yes, to the extent of the aggregate monthly
                                    servicing fee per servicer
Optional Call:                      The Certificates will have a 10% optional
                                    termination provision
Rating Agencies:                    TBD
 Minimum Denomination:              Class A1-A, Class A1-B, Class A1-C, Class
                                    A1-D and Class A2 Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates - $250,000 Class X1 and
                                    Class X2 - $5,000,000
Legal Investment:                   All of the offered Certificates, other than
                                    the Class B2 and Class B3 are expected to
                                    be SMMEA eligible at settlement
ERISA Eligible:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel
 Tax Treatment:                     All Certificates represent REMIC regular
                                    interests


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               April 2, 2002

Structure of the Certificates

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A1-C, Class A1-D and Class A2 Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Priority of Payments

         Beginning in May 2002, on each Distribution Date, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:


         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

                 (i) first, pro rata to the Class A1-A, Class A1-B, Class A1-C, Class A1-D, Class X1, Class R1, Class R2 and Class R3 Certificates in proportion to Accrued Certificate Interest thereon; and

                 (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

                 (iii) third, sequentially to the Class A1-A, Class A1-B, Class A1-C and Class A1-D Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

                 (i) first, pro rata to the Class A2 and Class X2 Certificates, Accrued Certificate Interest thereon;

                 (ii) second, to the Class A2 Certificates, as principal, the Group II senior principal distribution amount;

         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

                 (i)       to the Class B1 Certificates, Accrued
                           Certificate Interest thereon;

                 (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               April 2, 2002


                 (iii)     to the Class B2 Certificates, Accrued
                           Certificate Interest thereon;

                 (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

                 (v)       to the Class B3 Certificates, Accrued
                           Certificate Interest thereon;

                 (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

                 (vii)     to the Class B4, Class B5 and Class B6
                           Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4
                           Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                 (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph
                           (d)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                 (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A, Class A1-B, Class A1-C and Class A1-D Certificates will be made to such classes pro rata based on their Certificate balances (but only from the Group I Mortgage Loans) rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               April 2, 2002



Coupons of the Certificates


 ------------------------------ ---------------------------- --------------------------- ----------------------------
             Class              Collateral Adjustment Date         Initial Coupon          Coupon After Adjustment
                                                                                                    Date*
 ------------------------------ ---------------------------- --------------------------- ----------------------------
             A1-A                        July 2006
 ------------------------------ ---------------------------- --------------------------- ----------------------------
             A1-B                        July 2006
 ------------------------------ ---------------------------- --------------------------- ----------------------------
             A1-C                        July 2006
 ------------------------------ ---------------------------- --------------------------- ----------------------------
             A1-D                        July 2006
 ------------------------------ ---------------------------- --------------------------- ----------------------------
              A2                         June 2007
 ------------------------------ ---------------------------- --------------------------- ----------------------------
              X1                         July 2006
 ------------------------------ ---------------------------- --------------------------- ----------------------------
              X2                         June 2007
 ------------------------------ ---------------------------- --------------------------- ----------------------------


   * Assumes 1 Year CMT = [ ]% and 1 Year LIBOR = [ ]%; based on the weighted average adjustment date of the Mortgage Loans in each respective group.

(1) Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

         a.     the sum of:

                 (i) the product of (x) the Group I weighted average rate and (y) the Subordinate Component Balance for Group I immediately preceding that Distribution Date; and

                 (ii) the product of (x) the Group II weighted average rate and (y) the Subordinate Component Balance for Group II immediately preceding that Distribution Date;

                           divided by:

         b. the sum of the Subordinate Component Balances for Group I and Group II immediately preceding that Distribution Date.

         The initial Class B Certificate Rate will be approximately [0.000%] per annum. The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that pool minus the Certificate Balance of the Class A
         Certificates of that Group.

         For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the Class X1 notional amount. The initial Class X1 notional amount will initially be approximately $955,581,000 and for any distribution date will equal the aggregate certificate balances of the Class A1-A, Class A1-B, Class A1-C and the Class A1-D Certificates immediately preceding that distribution date. On each distribution date until the Group I adjustment date, the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the weighted average of the rates on the Class A1-A, Class A1-B, Class A1-C and the Class A1-D Certificates. [After the adjustment date, the Class X1 Certificates will no longer be entitled to interest payments].

(3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the Class X2 notional amount. The initial Class X2 notional amount will be approximately $132,094,000 and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date until the Group II adjustment date, the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Class A2 Certificate rate. [After the adjustment date, the Class X2 Certificates will no longer be entitled to interest payments].


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 2, 2002


Selected Mortgage Loan Data


                    The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                  $1,121,315,199
Number of Mortgage Loans:                                              2,406
Scheduled Principal Balance of the Largest Mortgage Loan:         $2,445,239
Average Scheduled Principal Balance:                                $466,050
Weighted Average Gross Coupon:                                         7.13%
Weighted Average Net Coupon:                                           6.87%
Weighted Average Stated Remaining Term:                                  329
Weighted Average Seasoning:                                               30
Weighted Average Amortized Current LTV Ratio:                          69.3%
Weighted Average Months to Roll:                                          53
Weighted Average Margin:                                               2.73%
Weighted Average Initial Rate Cap:                                     3.11%
Weighted Average Periodic Rate Cap:                                    2.00%
Weighted Average Lifetime Rate Cap:                                    5.24%
Weighted Average FICO Score:                                             730


                                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
---------------------------                        ---------                ----------              -----------
Below $250,000                                         16                 $    3,304,995                 0.3%
$250,001 - $350,000                                   782                    248,914,724                22.2
$350,001 - $500,000                                   962                    396,693,387                35.4
$500,001 - $650,000                                   334                    191,275,120                17.1
$650,001 - $750,000                                   100                     70,161,780                 6.3
$750,001 - $900,000                                    93                     76,328,662                 6.8
Above $900,001                                        119                    134,636,529                12.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                               Gross Coupons


                                 No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                        Loans (#)                Amount ($)              Balance (%)
------------                        ---------                ----------              -----------
Below 6.00%                             31                  $  15,836,222                 1.4%
6.00% - 6.49%                           87                     37,672,905                 3.4
6.50% - 6.99%                        1,000                    488,598,145                43.6
7.00% - 7.49%                          593                    266,752,878                23.8
7.50% - 7.99%                          509                    224,748,243                20.0
8.00% - 8.49%                          148                     66,397,795                 5.9
8.50% - 8.99%                           37                     20,691,073                 1.8
9.00% - 9.49%                            1                        617,938                 0.1
---------------------------- ------------------------ ------------------------- -----------------------
Total                                2,406                 $1,121,315,199               100.0%
============================ ======================== ========================= =======================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               April 2, 2002



                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------              ---------                ----------              -----------
Below 40.00%                                           89                 $   43,802,831                 3.9%
40.00% - 49.99%                                       102                     49,846,127                 4.4
50.00% - 59.99%                                       226                    114,554,153                10.2
60.00% - 69.99%                                       442                    226,145,309                20.2
70.00% - 79.99%                                     1,419                    642,109,048                57.3
80.00% - 84.99%                                        16                      5,516,630                 0.5
85.00% - 89.99%                                        89                     30,793,588                 2.7
90.00% - 99.99%                                        23                      8,547,512                 0.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                         Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                Amount ($)              Balance (%)
----------------------------------                 ---------                ----------              -----------
Amortized CLTV < 80%                                2,277                 $1,076,163,648                96.0%
Amortized CLTV > 80%, No PMI                            2                        824,132                 0.1
Amortized CLTV > 80% With PMI                         127                     44,327,420                 3.9
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                    Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                   ---------                ----------              -----------
Under 313 Months                                       22                $     8,073,216                 0.7%
313 - 324 Months                                      409                    190,522,962                17.0
325 - 336 Months                                    1,663                    770,886,209                68.7
337 - 348 Months                                      238                    116,754,689                10.4
349 - 360 Months                                       74                     35,078,122                 3.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                             April 2, 2002



                                               Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                     ---------                ----------              -----------
45 Months                                             135                   $ 67,298,595                 6.0%
46 - 49 Months                                        498                    231,003,146                20.6
50 - 52 Months                                        778                    382,722,656                34.1
53 - 56 Months                                        458                    196,863,300                17.6
57 - 60 Months                                        306                    133,037,554                11.9
61 - 63 Months                                        148                     67,294,791                 6.0
64 - 67 Months                                         34                     20,012,294                 1.8
68 - 70 Months                                         11                      5,853,673                 0.5
Above 71 Months                                        38                     17,229,188                 1.5
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                                   Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                             ---------                ----------              -----------
2.0000%                                                45                  $  20,146,223                 1.8%
2.2500%                                                32                     16,123,653                 1.4
2.5000%                                                25                     12,932,468                 1.2
2.7500%                                             2,283                  1,064,110,921                94.9
2.8750%                                                21                      8,001,933                 0.7
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                                FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                         ---------                ----------              -----------
Unavailable                                            43                   $ 19,953,890                 1.8%
Below 640                                             112                     49,841,779                 4.4
640 - 659                                              94                     44,187,173                 3.9
660 - 679                                             162                     78,413,591                 7.0
680 - 699                                             225                    110,077,820                 9.8
700 - 719                                             279                    136,788,023                12.2
720 - 739                                             305                    147,522,753                13.2
740 - 759                                             377                    171,121,143                15.3
760 & above                                           809                    363,409,027                32.4
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                  April 2, 2002


                                               Property State


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property State                                        (#)                   Amount ($)              Balance (%)
--------------                                        ---                   ----------              -----------
California                                          1,445                  $ 693,793,244                61.9%
All Other States(1)                                   961                    427,521,955                38.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.

                                               Property Type


                                            No. of Mortgage Loans         Total Dollar          Scheduled Principal
Property Type                                         (#)                   Amount ($)              Balance (%)
-------------                                         ---                   ----------              -----------
Single Family                                       1,545                   $738,148,378                65.8%
PUD                                                   684                    309,241,602                27.6
Condominium                                           140                     56,131,795                 5.0
2 - 4 Family                                           26                     13,736,222                 1.2
Townhouse                                               8                      2,965,845                 0.3
Co-op                                                   3                      1,091,356                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                                Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
------------                                       ---------                ----------              -----------
Purchase                                            1,604                   $733,090,625                65.4%
Rate Term Refi                                        459                    226,417,979                20.2
Cash Out Refi                                         342                    161,153,811                14.4
Other                                                   1                        652,783                 0.1
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                                 Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                          ---------                ----------              -----------
Primary                                             2,294                 $1,069,869,337                95.4%
Second Home                                            92                     42,788,371                 3.8
Investor                                               20                      8,657,490                 0.8
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              April 2, 2002


                                                    Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                                ---------                ----------              -----------
0 - 6 Months                                           46                   $ 22,816,432                 2.0%
7 - 12 Months                                          33                     14,406,932                 1.3
13 - 18 Months                                         49                     30,272,402                 2.7
19 - 24 Months                                        247                    112,486,558                10.0
25 - 30 Months                                        536                    227,921,277                20.3
31 - 36 Months                                      1,209                    576,652,764                51.4
37 - 42 Months                                        285                    136,396,054                12.2
Above 43 Months                                         1                        362,779                 0.0
------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                               2,406                 $1,121,315,199               100.0%
=========================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.

                                              Document Status

T
                                                    No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                        Loans (#)                Amount ($)              Balance (%)
---------------                                        ---------                ----------              -----------
Full/Standard                                           1,041                   $529,200,251                47.2%
Alternative                                               550                    229,441,474                20.5
Stated Income                                               2                        687,040                 0.1
Streamline                                                 98                     50,011,745                 4.5
Missing                                                   715                    311,974,688                27.8
----------------------------------------------- ------------------------ ------------------------- -----------------------
Total                                                   2,406                 $1,121,315,199               100.0%
=============================================== ======================== ========================= =======================


Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.